As filed with the Securities and Exchange Commission on July 8, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21200

                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
                  ---------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                      c/o Neuberger Berman Management Inc.
                  Neuberger Berman Real Estate Income Fund Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                    1800 Massachusetts Avenue, N.W. 2nd Floor
                              Washington, DC 20036
                   (Names and addresses of agents for service)

Date of fiscal year end: October 31, 2005

Date of reporting period: April 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

SEMI-ANNUAL REPORT
APRIL 30, 2005

NEUBERGER BERMAN
REAL ESTATE
INCOME FUND INC.

                                     NEUBERGER BERMAN APRIL 30, 2005 (UNAUDITED)

CHAIRMAN'S LETTER

Dear Shareholder,

I am pleased to present to you this semi-annual report for the Neuberger Berman Real Estate Income Fund Inc. for the period ending April 30, 2005. The report includes a portfolio commentary, a listing of the Fund's investments, and its unaudited financial statements for the reporting period.

The Fund's investment objective is to provide high current income, and its secondary objective is to provide capital appreciation. In seeking to accomplish both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts (REITs) and other real estate companies.

Portfolio Manager Steven Brown's investment approach combines analysis of security fundamentals and real estate with property sector diversification. His disciplined valuation methodology seeks out real estate company securities that are attractively priced relative to their historical growth rates and the valuation of other property sectors. We believe our conservative investment philosophy and disciplined investment process will benefit you with superior returns over the long term.

The Fund continues to defend against the hostile tender offer commenced last fall by two trusts controlled by Stewart Horejsi. As further described in Note F to the Financial Statements, the Fund recently received a court ruling that requires the Horejsi trusts to turn over documents and other information that we had previously requested. The Fund anticipates filing a motion for summary judgment with the court seeking to have all the remaining claims in its litigation with the Horejsi trusts adjudicated. The Fund's board of directors continues to monitor the effect of the Fund's defensive measures on shareholders. The board of directors and Neuberger Berman continue to take steps to reduce or offset the cost of such measures.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to earn it.

Sincerely,


/s/ Peter Sundman

PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN
REAL ESTATE INCOME FUND INC.

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C) 2005 Neuberger Berman Management Inc. All rights reserved.

CONTENTS

THE FUND

CHAIRMAN'S LETTER                                1

PORTFOLIO COMMENTARY/
PERFORMANCE HIGHLIGHTS                           2

SCHEDULE OF INVESTMENTS/
TOP TEN EQUITY HOLDINGS                          6

FINANCIAL STATEMENTS                             9

FINANCIAL HIGHLIGHTS/
PER SHARE DATA                                  22

DIVIDEND REINVESTMENT PLAN                      24

DIRECTORY                                       26

PROXY VOTING POLICIES AND PROCEDURES            27

QUARTERLY PORTFOLIO SCHEDULE                    27

REPORT OF VOTES OF SHAREHOLDERS                 28

REAL ESTATE INCOME FUND INC. Portfolio Commentary

     For the six months ending April 30, 2005, on a Net Asset Value (NAV) basis, the Neuberger Berman Real Estate Income Fund (NYSE: NRL) provided a 4.96% return, compared to a gain of 7.06% for the NAREIT Equity REIT Index. In our opinion, the positive returns for the Fund and the index reflect the general strength of the REIT market during the reporting period and are an indication of continued investor interest in and improving fundamentals for REIT securities. The Fund's underperformance relative to the index can be attributed to its holdings of preferred REIT securities, which did not perform as well as REIT common stocks over the past six months, and to the cost incurred by the Fund in defending against the hostile tender offer commenced last fall by two trusts controlled by Stewart Horejsi.

     We believe that the positive trends that lifted the broader REIT market over the past six months will remain intact as investors continue to search for higher yielding securities in a rising, but still low interest rate environment. Commercial real estate fundamentals in particular continue to improve, as evidenced by increasing rent and occupancy levels.

     Our emphasis on diversification across property sectors and geographic regions continues to enhance the Fund's ability to deliver consistent returns. The Fund's position in the office sector provides a good example. Performance in this area improved during the first four months of calendar 2005, reflecting the attractive valuation levels and dividend yields that were prevalent in the sector at the start of the year. Since then, continued evidence of an improving leasing environment has positively affected valuations. We expect this trend to continue throughout the year.

     During the six-month reporting period, the Fund also benefited from holdings in regional malls, hotels and self storage, but was hurt by its holdings in mixed asset REITs. We remain optimistic about the Fund's performance and will continue to emphasize office and apartment REITs.

     Along with our conviction that real estate fundamentals should improve over the next 12 months, we also believe that merger and acquisition activity may accelerate. Many investors, ourselves included, believe that REITs are trading at a discount to their underlying real estate value. In our opinion, this discount, combined with the current accommodative borrowing environment, should lead to increased M&A activity. We believe that the Fund could be a beneficiary of that development, thanks to our focus on buying REITs that trade at a discount to net asset value.

     The current economic environment is characterized by rising short-term interest rates, benign long-term interest rates and expected GDP growth of 3%. We believe, absent a recession, that REITs are on track for 8-9% earnings-per-share growth in calendar 2005 as demand for real estate continues to outstrip supply. The first quarter earnings season confirmed this trend. If there is continued evidence of earnings acceleration, it should benefit REIT share prices as we move through the year. We continue to seek companies with improving fundamentals, strong financial positions and opportunistic management teams.

     Sincerely,


         /s/ Steven R. Brown

           STEVEN R. BROWN
          PORTFOLIO MANAGER

PERFORMANCE HIGHLIGHTS

                                                 SIX MONTH       AVERAGE ANNUAL TOTAL
NEUBERGER BERMAN REAL ESTATE                  PERIOD ENDED     RETURN ENDED 4/30/2005
INCOME FUND                   INCEPTION DATE     4/30/2005   1 YEAR   SINCE INCEPTION
NAV (1),(3)                       11/25/2002          4.96%    34.33%           30.79%

PERFORMANCE HIGHLIGHTS

                                                 SIX MONTH       AVERAGE ANNUAL TOTAL
NEUBERGER BERMAN REAL ESTATE                  PERIOD ENDED     RETURN ENDED 4/30/2005
INCOME FUND                   INCEPTION DATE     4/30/2005   1 YEAR   SINCE INCEPTION
MARKET PRICE (2),(3)              11/25/2002          3.15%    29.72%           21.07%

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS)

Apartments                                  24.7%
Commercial Services                          0.9
Community Centers                            9.7
Diversified                                 19.3
Health Care                                 18.5
Industrial                                   2.6
Lodging                                      4.8
Office                                      35.4
Office-Industrial                            8.2
Regional Malls                              19.0
Self Storage                                 2.4
Short-Term Investments                      10.2
Liabilities, less cash, receivables and
   other assets                            (55.7)

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

ENDNOTES

     (1). Returns based on Net Asset Value ("NAV") of the Fund.

     (2). Returns based on market price of Fund shares on the New York Stock Exchange.

     (3). Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Beginning September 22, 2004, Neuberger Berman Management Inc. voluntarily agreed to waive all management and administration fees from the Fund indefinitely. This voluntary waiver may be terminated without prior notice. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management Inc. Absent such a waiver, the performance of the Fund would be lower.

GLOSSARY OF INDICES

     NAREIT EQUITY REIT INDEX:  Tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that investors cannot invest directly in any index. Data about the performance of the index is prepared or obtained by Neuberger Berman Management Inc. and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in its index.

SCHEDULE OF INVESTMENTS Real Estate Income Fund Inc.

[SIDENOTE]

TOP TEN EQUITY HOLDINGS

     HOLDING                                         %

  1  Ventas, Inc.                                  9.1

  2  Mills Corp.                                   7.2

  3  Glimcher Realty Trust                         6.5

  4  Vornado Realty Trust                          6.4

  5  iStar Financial                               5.1

  6  Tanger Factory Outlet Centers                 4.7

  7  Colonial Properties Trust                     4.7

  8  CarrAmerica Realty                            4.5

  9  Apartment Investment & Management             4.5

 10  Gables Residential Trust                      4.5

                                                                                               MARKET VALUE+
     NUMBER OF SHARES                                                                       (000'S OMITTED)
     COMMON STOCKS (122.1%)

     APARTMENTS (22.5%)
               57,500   Apartment Investment &
                          Management                                                        $         2,192
               73,000   Archstone-Smith Trust                                                         2,626
               46,200   Avalonbay Communities                                                         3,326~
               61,700   Camden Property Trust                                                         3,147
              114,400   Gables Residential Trust                                                      4,193
               38,800   Home Properties                                                               1,624
               37,200   Mid-America Apartment
                          Communities                                                                 1,422
               33,500   Town & Country Trust                                                            899~
               72,800   United Dominion Realty Trust                                                  1,613
                                                                                            ---------------
                                                                                                     21,042

     COMMERCIAL SERVICES (0.3%)
                8,000   Capital Trust                                                                   269

     COMMUNITY CENTERS (8.6%)
               24,000   Developers Diversified Realty                                                 1,018
               18,400   Federal Realty Investment Trust                                                 984
               30,900   Heritage Property Investment Trust                                              952
               27,000   New Plan Excel Realty Trust                                                     697
              191,400   Tanger Factory Outlet Centers                                                 4,433
                                                                                            ---------------
                                                                                                      8,084

     DIVERSIFIED (17.7%)
              112,900   Colonial Properties Trust                                                     4,363
              119,800   iStar Financial                                                               4,773
              139,900   Spirit Finance                                                                1,448
               78,000   Vornado Realty Trust                                                          5,963
                                                                                            ---------------
                                                                                                     16,547

     HEALTH CARE (16.3%)
              106,300   Health Care Property Investors                                                2,726
               84,700   Health Care REIT                                                              2,837~
               57,000   Nationwide Health Properties                                                  1,222
              314,800   Ventas, Inc.                                                                  8,493^^
                                                                                            ---------------
                                                                                                     15,278

     INDUSTRIAL (2.6%)
               42,800   EastGroup Properties                                                          1,605
               22,100   First Industrial Realty Trust                                                   844
                                                                                            ---------------
                                                                                                      2,449

     LODGING (0.4%)
               10,000   Hospitality Properties Trust                                                    418

     OFFICE (34.7%)
               99,700   Arden Realty                                                                  3,558
               79,800   Brandywine Realty Trust                                                       2,258
              128,400   CarrAmerica Realty                                                            4,242
              120,100   Equity Office Properties Trust                                                3,780~
               77,400   Glenborough Realty Trust                                                      1,590
               69,800   Highwoods Properties                                                          1,964
               93,900   Kilroy Realty                                                       $         4,097
               89,900   Mack-Cali Realty                                                              3,955
               30,400   Maguire Properties                                                              775
               84,800   Prentiss Properties Trust                                                     2,817
              107,600   Reckson Associates Realty                                                     3,470
                                                                                            ---------------
                                                                                                     32,506

     OFFICE--INDUSTRIAL (5.1%)
               43,600   Bedford Property Investors                                                      928
               25,700   Duke Realty                                                                     787
               76,300   Liberty Property Trust                                                        3,039
                                                                                            ---------------
                                                                                                      4,754

     REGIONAL MALLS (11.5%)
               15,000   CBL & Associates Properties                                                   1,161
              195,600   Glimcher Realty Trust                                                         4,923~
               67,400   Mills Corp.                                                                   3,851
               21,100   Pennsylvania REIT                                                               889
                                                                                            ---------------
                                                                                                     10,824

     SELF STORAGE (2.4%)
               30,600   Shurgard Storage Centers                                                      1,280
               23,100   Sovran Self Storage                                                             988
                                                                                            ---------------
                                                                                                      2,268

     TOTAL COMMON STOCKS
     (COST $74,033)                                                                                 114,439
                                                                                            ---------------

     PREFERRED STOCKS (23.4%)

     APARTMENTS (2.2%)
               18,800   Apartment Investment &
                          Management, Ser. Q                                                            494
               31,800   Apartment Investment &
                          Management, Ser. R                                                            845
               27,000   Apartment Investment &
                          Management, Ser. T                                                            683
                                                                                            ---------------
                                                                                                      2,022

     COMMERCIAL SERVICES (0.6%)
               20,000   Newcastle Investment, Ser. B                                                    544

     COMMUNITY CENTERS (1.1%)
               10,000   Developers Diversified Realty,
                          Ser. I                                                                        257
               13,100   Ramco-Gershenson Properties
                          Trust, Ser. B                                                                 348
               17,000   Saul Centers, Ser. A                                                            438
                                                                                            ---------------
                                                                                                      1,043

     DIVERSIFIED (1.6%)
               45,200   Crescent Real Estate Equities,
                          Ser. A                                                                        954
               19,500   Crescent Real Estate Equities,
                          Ser. B                                                                        515^^
                                                                                            ---------------
                                                                                                      1,469

                                                                                               MARKET VALUE+
     NUMBER OF SHARES                                                                       (000'S OMITTED)
     HEALTH CARE (2.2%)
               56,000   LTC Properties, Ser. E                                              $         2,058

     LODGING (4.4%)
               66,300   Boykin Lodging, Ser. A                                                        1,847
               18,000   Equity Inns, Ser. B                                                             476
               20,400   Felcor Lodging Trust, Ser. A                                                    494
               17,563   Felcor Lodging Trust, Ser. B                                                    445
               34,000   LaSalle Hotel Properties, Ser. A                                                915
                                                                                            ---------------
                                                                                                      4,177

     OFFICE (0.7%)
               25,000   HRPT Properties Trust, Ser. A                                                   647

     OFFICE--INDUSTRIAL (3.1%)
               50,000   Bedford Property Investors, Ser. A                                            2,478**
               15,000   Digital Realty Trust, Ser. A                                                    395
                                                                                            ---------------
                                                                                                      2,873

     REGIONAL MALLS (7.5%)
               32,000   Glimcher Realty Trust, Ser. F                                                   837
               13,500   Glimcher Realty Trust, Ser. G                                                   343
              100,000   Mills Corp., Ser. B                                                           2,634
               11,400   Mills Corp., Ser. C                                                             299
               50,200   Pennsylvania REIT, Ser. A                                                     2,963
                                                                                            ---------------
                                                                                                      7,076

     TOTAL PREFERRED STOCKS
     (COST $20,243)                                                                                  21,909
                                                                                            ---------------

     PRINCIPAL AMOUNT

     SHORT-TERM INVESTMENTS (10.2%)
     $        529,101   Neuberger Berman Prime
                          Money Fund Trust Class                                                        529@
            9,058,700   Neuberger Berman Securities
                          Lending Quality Fund, LLC                                                   9,059++
                                                                                            ---------------

     TOTAL SHORT-TERM INVESTMENTS
     (COST $9,588)                                                                                    9,588#
                                                                                            ---------------

     TOTAL INVESTMENTS (155.7%)
     (COST $103,864)                                                                                145,936##

     Liabilities, less cash, receivables
       and other assets [(10.9%)]                                                                   (10,205)
     Liquidation Value of Auction
       Preferred Shares [(44.8%)]                                                                   (42,000)
                                                                                            ---------------

     TOTAL NET ASSETS APPLICABLE TO COMMON
     SHAREHOLDERS (100.0%)                                                                  $        93,731
                                                                                            ---------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

     +        Investments in equity securities by Neuberger Berman Real Estate
              Income Fund Inc. (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the
              NASDAQ Stock Market are normally valued by the Fund at the NASDAQ
              Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02
              p.m., Eastern time, unless that price is outside the range of the
              "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts);
              in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in
              reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Directors of the Fund
              (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT
              Interactive") to assist in determining the fair value of the
              Fund's foreign equity securities in the wake of certain
              significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities using an analysis based on historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
              However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
     #        At cost, which approximates market value.
     ##       At April 30, 2005, the cost of investments for U.S. Federal income tax purposes was $103,864,000. Gross unrealized appreciation of investments was $42,265,000 and gross unrealized depreciation of investments was $193,000, resulting in net unrealized appreciation of $42,072,000, based on cost for U.S. Federal income tax purposes.
     **       Security exempt from registration under the Securities Act of
              1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and are deemed liquid. At April 30, 2005, these securities amounted to $2,478,000 or 2.6% of net assets applicable to common shareholders.
     ^^       All or a portion of this security is segregated as collateral for interest rate swap contracts.
     @        Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & E of Notes to
              Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.
     ~        All or a portion of this security is on loan (see Note A of Notes to Financial Statements).
     ++       Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN                                                                      REAL ESTATE
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                              INCOME FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & E)--SEE SCHEDULE OF
     INVESTMENTS:
     Unaffiliated issuers                                                          $      136,348
     Affiliated issuers                                                                     9,588
-------------------------------------------------------------------------------------------------
                                                                                          145,936
     Cash                                                                                      21
     Dividends and interest receivable                                                        332
     Interest rate swaps, at market value (Note A)                                            337
     Prepaid expenses and other assets                                                         18
-------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                              146,644
-------------------------------------------------------------------------------------------------

LIABILITIES
     Payable for collateral on securities loaned (Note A)                                   9,059
     Dividends payable--preferred shares                                                       11
     Dividends payable--common shares                                                          53
     Payable for securities purchased                                                         345
     Accrued tender offer and related fees (Note F)                                         1,389
     Accrued expenses and other payables                                                       56
-------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                          10,913
-------------------------------------------------------------------------------------------------

AUCTION PREFERRED SHARES SERIES A AT LIQUIDATION VALUE
     2,000 shares authorized; 1,680 shares issued and outstanding
     $.0001 par value; $25,000 liquidation value per share (Note A)                        42,000
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                              $       93,731
-------------------------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF:
     Paid-in capital-common shares                                                 $       55,361
     Distributions in excess of net investment income                                      (6,575)
     Accumulated net realized gains (losses) on investments                                 2,562
     Net unrealized appreciation (depreciation) in value of investments                    42,383
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                              $       93,731
-------------------------------------------------------------------------------------------------
COMMON SHARES OUTSTANDING ($.0001 PAR VALUE; 999,998,000 SHARES AUTHORIZED)                 4,157
-------------------------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE OUTSTANDING                                       $        22.55
-------------------------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE                                               $        8,897
-------------------------------------------------------------------------------------------------

*COST OF INVESTMENTS:
     Unaffiliated issuers                                                          $       94,276
     Affiliated issuers                                                                     9,588
-------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                          $      103,864
-------------------------------------------------------------------------------------------------

See Notes to Financial Statements

            NEUBERGER BERMAN FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)

STATEMENT OF OPERATIONS

NEUBERGER BERMAN                                                                      REAL ESTATE
(000'S OMITTED)                                                                       INCOME FUND
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                              $        1,718
Income from investments in affiliated issuers (Note E)                                          9
Income from securities loaned-affiliated issuer (Note E)                                        2
-------------------------------------------------------------------------------------------------
Total income                                                                                1,729
-------------------------------------------------------------------------------------------------

EXPENSES:
Investment management fee (Notes A & B)                                                       410
Administration fee (Note B)                                                                   171
Tender offer and related fees (Note F)                                                      3,016
Auction agent fees (Note B)                                                                    62
Audit fees                                                                                     21
Basic maintenance expense (Note B)                                                             12
Custodian fees (Note B)                                                                        36
Directors' fees and expenses                                                                   12
Insurance expense                                                                               2
Legal fees                                                                                     16
Shareholder reports                                                                            16
Stock exchange listing fees                                                                    16
Stock transfer agent fees                                                                      17
Miscellaneous                                                                                   2
-------------------------------------------------------------------------------------------------
Total expenses                                                                              3,809

Investment management & administration fees waived (Notes A & B)                             (581)
Expenses reduced by custodian fee expense offset and commission recapture
arrangements (Note B)                                                                          (2)
-------------------------------------------------------------------------------------------------
Total net expenses                                                                          3,226
-------------------------------------------------------------------------------------------------
Net investment income (loss)                                                               (1,497)
-------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
       Sales of investment securities of unaffiliated issuers                               2,708
       Interest rate swap contracts                                                          (146)
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                   1,591
       Interest rate swap contracts                                                           517
Net gain (loss) on investments                                                              4,670
-------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
       Net investment income                                                                 (530)
       ------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS                                                          $        2,643
-------------------------------------------------------------------------------------------------

See Notes to Financial Statements

                                     NEUBERGER BERMAN APRIL 30, 2005 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                       REAL ESTATE INCOME FUND
                                                                                                    ------------------------------
                                                                                                       SIX MONTHS
                                                                                                            ENDED             YEAR
                                                                                                        APRIL 30,            ENDED
NEUBERGER BERMAN                                                                                             2005      OCTOBER 31,
(000'S OMITTED)                                                                                       (UNAUDITED)             2004
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:

FROM OPERATIONS:

Net investment income (loss)                                                                        $      (1,497)   $       3,965
Net realized gain (loss) on investments                                                                     2,562            2,601
Change in net unrealized appreciation (depreciation) of investments                                         2,108           19,899
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM (NOTE A):
Net investment income                                                                                        (530)            (312)
Net realized gain on investments                                                                                -             (250)
Tax return of capital                                                                                           -               (6)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to preferred shareholders                                                                (530)            (568)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to common shareholders resulting from operations           2,643           25,897
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM (NOTE A):
Net investment income                                                                                      (4,507)          (3,474)
Net realized gain on investments                                                                                -           (2,790)
Tax return of capital                                                                                           -              (71)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to common shareholders                                                                 (4,507)          (6,335)
-----------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from issuance of common shares                                                                     -            3,000
Self tender offer                                                                                               -          (11,228)
Preferred shares offering costs                                                                                 -              (13)
-----------------------------------------------------------------------------------------------------------------------------------
Total net proceeds from capital share transactions                                                              -           (8,241)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                    (1,864)          11,321

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period                                                                                        95,595           84,274
-----------------------------------------------------------------------------------------------------------------------------------
End of period                                                                                       $      93,731    $      95,595
-----------------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income at end of period                                   $      (6,575)   $         (41)
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS Real Estate Income Fund Inc.

          NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     1 GENERAL: Neuberger Berman Real Estate Income Fund Inc. (the "Fund") was organized as a Maryland corporation on September 11, 2002 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

          The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

     3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

     4 INCOME TAX INFORMATION: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

          As determined on October 31, 2004, permanent differences resulting primarily from different book and tax accounting for distributions in excess of earnings and income recognized on interest rate swaps were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

          The tax character of distributions paid during the year ended October 31, 2004 and the period ended October 31, 2003 was as follows:

                                         DISTRIBUTIONS PAID FROM:
                                   LONG-TERM                TAX RETURN OF
     ORDINARY INCOME              CAPITAL GAIN                 CAPITAL                    TOTAL
    2004         2003          2004          2003        2004          2003         2004           2003
$ 4,029,483   $ 4,199,011   $ 2,795,848   $ 579,456    $ 77,542     $ 767,955   $ 6,902,873    $ 5,546,422

                                     NEUBERGER BERMAN APRIL 30, 3005 (UNAUDITED)

          As of October 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

UNDISTRIBUTED        UNDISTRIBUTED             UNREALIZED                LOSS
     ORDINARY            LONG-TERM           APPRECIATION       CARRYFORWARDS
       INCOME                 GAIN         (DEPRECIATION)       AND DEFERRALS               TOTAL
       $    -                $   -          $  40,300,437                $  -       $  40,300,437

          The difference between book and tax basis distributable earnings is attributable primarily to timing differences of distribution payments and income recognized on interest rate swaps.

     5 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare quarterly and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, and the level of expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2005 will be reported to Fund shareholders on IRS Form 1099. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Dividends and distributions to preferred shareholders are accrued and determined as described in Note A-7.

          The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions received from REITs held by the Fund are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2004, the Fund estimated these amounts within the financial statements since the information was not available from the REITs until after the Fund's fiscal year-end. At April 30, 2005, the Fund estimated these amounts for the period January 1, 2005 through April 30, 2005 within the financial statements since the 2005 information is not available from the REITs until after the Fund's fiscal period. For the year ended October 31, 2004, the character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099 received to date. Based on past experience it is probable that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return capital, if any, is not determinable until after the Fund's fiscal year. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099.

          On March 30, 2005, the Fund declared two monthly distributions to common shareholders in the amount of $0.115 per share per month, payable after the close of the reporting period, on May 31, 2005 and June 30, 2005, to shareholders of record on May 13, 2005 and June 13, 2005, respectively, with ex-dividend dates of May 11, 2005 and June 9, 2005, respectively.

     6 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

     7 REDEEMABLE PREFERRED SHARES: On December 12, 2002, the Fund re-classified 1,500 unissued shares of capital stock as Series A Auction Preferred Shares ("Preferred Shares"). On February 7, 2003, the Fund issued 1,260 Preferred Shares. On September 10, 2003, the Fund re-classified an additional 500 unissued shares of capital stock as Preferred Shares. On October 24, 2003, the Fund issued an additional 420 Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

          Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days. Distribution rates are reset every 7 days based on the results of an auction, except during special rate periods. For the six months ended April 30, 2005, distribution rates ranged from 1.74% to 3.40%. The Fund declared distributions to preferred shareholders for the period May 1, 2005 to May 31, 2005 of $110,681.

          The Fund may redeem Preferred Shares, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the Preferred Shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at Liquidation Value. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of common stock as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on Preferred Shares for two consecutive years.

     8 INTEREST RATE SWAPS: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Preferred Shares. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

          Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

          Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At April 30, 2005, the Fund had outstanding interest rate swap contracts as follows:

                                                                      RATE TYPE
                                                              --------------------------
                                                              FIXED-RATE   VARIABLE-RATE        ACCRUED
                SWAP                                            PAYMENTS        PAYMENTS   NET INTEREST      UNREALIZED
                COUNTER            NOTIONAL       TERMINATION    MADE BY     RECEIVED BY     RECEIVABLE    APPRECIATION       TOTAL
                PARTY                AMOUNT              DATE   THE FUND     THE FUND(1)      (PAYABLE)  (DEPRECIATION)  FAIR VALUE
                Citibank, N.A. $ 13,000,000 February 12, 2008      3.396%          2.920%  $     (3,266) $      204,958  $  201,692
                Citibank, N.A. $ 13,000,000 February 12, 2010      3.923%          2.920%        (6,881)        142,682     135,801
                                                                                           ------------  --------------  ----------
                                                                                           $    (10,147) $      347,640  $  337,493

          (1) 30 day LIBOR (London Interbank Offered Rate)

     9 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

     10 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acts as the Fund's lending agent. Securities loans involve certain risks including delays or inability to recover the loaned securities or, in the event a borrower should fail financially, foreclose against the collateral. Neuberger, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC (formerly Lincoln Capital Fixed Income Management Company, LLC), an affiliate of Management, as approved by the Board.

          Under the Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. For the six months ended April 30, 2005, revenue received under the Agreement was $8,372.

          Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption "Income from securities loaned-affiliated issuer."

     11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT
          INC.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. Prior to December 2004, the Fund invested in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), as approved by the Board. As of December 2004, the Fund changed its investment from the Cash Fund to the newly created Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. The Cash Fund and Prime Money each seek to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in the Cash Fund or Prime Money, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund and Prime Money on those assets (the "Arrangement"). For the six months ended April 30, 2005, management fees waived under this Arrangement with respect to the Cash Fund and Prime Money amounted to $183 and $195, respectively. For the six months ended April 30, 2005, income earned under this Arrangement with respect to the Cash Fund and Prime Money amounted to $2,826 and $5,874, respectively, and is reflected in the Statements of Operations under the caption "Income from investments in affiliated issuers."

     12 CONCENTRATION OF RISK: Under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

     13 INDEMNIFICATIONS: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. The Fund has also entered into Indemnification Agreements with its officers and directors to indemnify them against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

          NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH AFFILIATES:

          The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any Preferred Shares outstanding is not considered a liability.

          Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

                        YEAR ENDED                           % OF AVERAGE
                        OCTOBER 31,                      DAILY MANAGED ASSETS
                --------------------------------------------------------------------
                       2005 - 2007                               0.40
                           2008                                  0.32
                           2009                                  0.24
                           2010                                  0.16
                           2011                                  0.08

          Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

          The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

          In connection with the unsolicited tender offer described in Note F below, Management has voluntarily agreed to waive all fees under the Management and Administration Agreements described above for an indefinite period.

          For the six months ended April 30, 2005, such waived fees amounted to $581,100.

          Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman") a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

          On July 1, 2003, the Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended April 30, 2005, the impact of this arrangement was a reduction of expenses of $1,511.

          The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2005, the impact of this arrangement was a reduction of expenses of $177.

          In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

          In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the Preferred Shares. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund pays a fee to State Street for the preparation of this report.

          NOTE C--SECURITIES TRANSACTIONS:

          During the six months ended April 30, 2005, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $2,283,311 and $5,271,669, respectively.

          During the six months ended April 30, 2005, brokerage commissions on securities transactions amounted to $10,231, of which Neuberger received $0, Lehman received $2,382, and other brokers received $7,849.

          NOTE D--CAPITAL:

          At April 30, 2005, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:


                                                                     COMMON SHARES          COMMON SHARES
                                                                       OUTSTANDING     OWNED BY NEUBERGER
                                                                         4,157,117                146,516

          Transactions in common shares for the six months ended April 30, 2005 and for the year ended October 31, 2004 were as follows:

                                                                    COMMON SHARES ISSUED (REDEEMED) IN CONNECTION WITH:
                                                                                    NET TRANSACTIONS
                                                                                       IN CONNECTION         NET INCREASE
                                                                 REINVESTMENT OF        WITH PRIVATE           (DECREASE)
                                                                   DIVIDENDS AND       PLACEMENT AND            IN COMMON
                                                                   DISTRIBUTIONS   SELF-TENDER OFFER   SHARES OUTSTANDING
                                                                   2005     2004     2005       2004      2005       2004
                                                                     --       --       --   (421,866)       --   (421,866)

          NOTE E--INVESTMENTS IN AFFILIATES*:

                                      BALANCE OF                              BALANCE OF                      INCOME FROM
                                          SHARES                       GROSS      SHARES                   INVESTMENTS IN
                                            HELD          GROSS        SALES        HELD        VALUE  AFFILIATED ISSUERS
                                     OCTOBER 31,  PURCHASES AND          AND   APRIL 30,    APRIL 30,         INCLUDED IN
          NAME OF ISSUER                    2004      ADDITIONS   REDUCTIONS        2005         2005        TOTAL INCOME
          Neuberger Berman
            Securities Lending
            Quality Fund, LLC**       19,782,800    916,761,800  927,485,900   9,058,700  $ 9,058,700  $            2,480
          Neuberger Berman
            Institutional Cash Fund
            Trust Class***             3,736,390      8,698,919   12,435,309          --           --               2,826
          Neuberger Berman
            Prime Money
            Fund Trust Class***               --      6,139,224    5,610,123     529,101      529,101               5,874
                                                                                          -----------  ------------------
          Total                                                                           $ 9,587,801  $           11,180
                                                                                          ===========  ==================

          * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

          ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund receives as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. The Fund's shares in the Old Fund and Quality Fund were and are non-voting. However, because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

          *** The Cash Fund and Prime Money are also managed by Management and may be considered affiliates since they have the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of the Cash Fund or Prime Money, respectively.

          NOTE F--LITIGATION:

          In September 2004, two trusts advised by Stewart R. Horejsi (the "Trusts") commenced an unsolicited tender offer to purchase up to 50% of the issued and outstanding shares of the Fund's common stock at a price of $19.89 net per share. In response to this unsolicited tender offer, the Board appointed a Special Committee comprised of independent directors of the Fund to consider the tender offer and the Fund's response. The Special Committee determined that the offer was coercive and, if successful, would be harmful to the Fund's shareholders. Accordingly, the Special Committee recommended, and the Board approved, certain defensive measures, including a self-tender offer, a rights agreement and certain other legal actions.

          On October 1, 2004, the Fund commenced a self-tender offer for up to 20% of its outstanding common stock, at a price of $20.00 net per share, in order to provide liquidity to those common shareholders who were determined to sell their shares so they would not need to tender into the Trusts' hostile tender offer. The Board recommended, however, that common shareholders not tender their shares into either the self-tender offer or the

          Trusts' offer. In order to partially fund the Fund's repurchase of shares, on September 23, 2004, the Fund issued 139,535 new shares of common stock to Neuberger in a private placement at the Fund's then current net asset value of $21.50 per share. The aggregate investment of approximately $3,000,000 represented a premium of approximately 12% over the per share market price of the Fund at that date. The Fund's self tender offer expired at 12:00 midnight on October 29, 2004. Under the terms of the self-tender offer, on November 4, 2004, the Fund accepted 561,401.374 shares of its common stock, representing approximately 11.9% of its total outstanding common stock at an aggregate redemption amount of $11,228,020. Because the Fund repurchased these shares at below NAV, the self-tender offer had a positive impact on the NAV in the amount of $1,493,328.

          On September 23, 2004, the Board also adopted a rights agreement under which all common shareholders of record as of October 7, 2004 received rights to purchase shares of the Fund's common stock. These rights expired on January 21, 2005. Each right entitled the registered holder to purchase from the Fund three shares of common stock at a price equal to the par value of such shares. The rights would have become exercisable 10 days following a public announcement that a person or group of affiliated or associated persons had acquired beneficial ownership of 11% or more of the outstanding shares of common stock; however, the acquiring person or persons would not have been permitted to exercise the rights with respect to shares held in excess of 11%. (The 11% trigger automatically adjusted to accommodate the change in shares outstanding as a result of the Fund's self-tender offer.) The description and terms of these rights are set forth in a rights agreement which has been filed with the Securities and Exchange Commission. On January 18, 2005, the Board adopted another rights agreement under which all shareholders of record as of January 21, 2005 received rights to purchase shares of its common stock. These rights expired on May 18, 2005. Each right entitled the registered holder to purchase from the Fund three shares of common stock at a price equal to the par value of such shares. The rights would have become exercisable 10 days following a public announcement that a person or group of affiliated or associated persons had acquired beneficial ownership of 11.5% or more of the outstanding shares of common stock; however, the acquiring person or persons would not have been permitted to exercise the rights with respect to shares held in excess of 11.5%. (The 11.5% trigger would have automatically adjusted to accommodate any change in the number of shares outstanding.) The description and terms of these rights are set forth in a rights agreement which has been filed with the Securities and Exchange Commission. On May 13, 2005, the Board adopted a rights agreement under which all shareholders of record as of May 18, 2005 received rights to purchase shares of the Fund's common stock. These rights will expire on September 11, 2005. Each right entitles the registered holder to purchase from the Fund five shares of common stock at a price equal to the par value of such shares. The rights will become exercisable 10 days following a public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 11.5% or more of the outstanding shares of common stock; however, the acquiring person or persons are not permitted to exercise the rights with respect to shares held in excess of 11.5%. (The 11.5% trigger automatically adjusts to accommodate any change in the number of shares outstanding.) The description and terms of these rights are set forth in a rights agreement which has been filed with the Securities and Exchange Commission.

          In addition to the defensive actions described above, the Fund filed suit in federal district court in Maryland against the Trusts, their trustees (Badlands Trust Company, Larry Dunlap and Susan Ciciora), and Stewart R. Horejsi alleging that the Trusts' tender offer materials were false and misleading and that Stewart R. Horejsi and the trustees are "control persons" of the Trusts under the federal securities laws, and therefore liable for the Trusts' violation of those laws. The Trusts and Badlands Trust Company, as trustee, have filed counterclaims against the Fund alleging that the Fund's defensive measures violate federal securities laws and Maryland state law and seeking unspecified damages for tortious interference with their prospective business. While the court ruled in favor of the Fund on certain aspects of the counterclaim in October 2004, litigation continues on other aspects of the case. On March 30, 2005, the Trusts and Badlands Trust Company, as trustee, supplemented their counterclaims with a counterclaim that the rights agreement adopted by the Board on January 18, 2005 violated federal securities laws. On May 24, 2005, one of the Trusts dropped out of the tender offer, while the other extended its offer to September 14, 2005 and slightly increased the number of shares it is offering to buy to account for the absence of the other Trust; the offering price remains $19.89 per share. On June 24, 2005, the court ruled on the Fund's motions to compel and required the defendants to produce documents and other information that we had requested last year, but that the defendants had refused to produce. The court stated that the defendants' actions had delayed the Fund's discovery process, unnecessarily slowed and complicated the resolution of the case and resulted in unnecessary costs. The court also stated that, subject to defendants' right to a hearing, it intends to impose on defendants and their counsel reasonable expenses incurred by the Fund in connection with the filing and litigation of the motions to compel. The Fund anticipates filing a motion for summary judgment with the court seeking to have all the remaining claims in this litigation adjudicated.

          In October 2004, the Fund and its Directors were named in a lawsuit filed by a third party that repeated certain factual allegations made by the Trusts and Badlands Trust Company, as trustee, and alleged that
          a) certain of the Fund's defensive measures violated the federal securities laws and the Board's adoption of those measures violated the Board's fiduciary duties and b) the Board's failure to take other defensive actions also violated its fiduciary duties. The court dismissed the third party's claims and gave the third party until May 6, 2005 to amend its complaint. On May 6, 2005, the third party amended its complaint, adding a claim that the rights agreement adopted on January 18, 2005 violated the federal securities laws. The Fund and the Board believe that the defensive actions taken were lawful and proper, and they are defending the respective cases vigorously. Several of the issues in each case are matters of first impression. Accordingly, it is unclear how the court may rule.

          For the period ended April 30, 2005, the tender offer and related fees recorded in the Statement of Operations were $3,016,421. In an effort to offset these costs, Management has agreed to voluntarily waive all fees under the Management and Administration Agreements described in Note B for an indefinite period. The Fund's directors have also agreed to waive their directors' fees for an indefinite period. These voluntary waivers are not subject to recoupment. In addition, the Fund has filed a claim under its insurance policy for certain litigation expenses. Although there is no assurance of when or to what extent its insurance carrier will pay on this claim, the Fund is hopeful that the insurance proceeds may offset a portion of its defensive litigation expenses. In light of a recent court ruling finding that the Trusts have improperly delayed the discovery phase of the case, the Fund also intends to file a motion to recover some of its associated costs.

          NOTE G--UNAUDITED FINANCIAL INFORMATION:

          The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Real Estate Income Fund Inc.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                                                                      PERIOD FROM
                                                                                                                     NOVEMBER 29,
                                                                            SIX MONTHS ENDED        YEAR ENDED              2002^
                                                                                   APRIL 30,       OCTOBER 31,     TO OCTOBER 31,
                                                                            ----------------     -------------     --------------
                                                                                        2005              2004               2003
                                                                                 (UNAUDITED)
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD                           $          23.00     $       18.40     $        14.33
                                                                            ----------------     -------------     --------------

INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)                                                            (.36)              .87~               .87
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                        1.12              4.90~              4.60
COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                                (.13)             (.07)              (.05)
   NET CAPITAL GAINS                                                                      --              (.05)              (.00)
   TAX RETURN OF CAPITAL                                                                  --              (.00)              (.01)
                                                                            ----------------     -------------     --------------
   TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                                        (.13)             (.12)              (.06)
                                                                            ----------------     -------------     --------------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS                       .63              5.65               5.41
                                                                            ----------------     -------------     --------------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                               (1.08)             (.76)              (.84)
   NET CAPITAL GAINS                                                                      --              (.61)              (.15)
   TAX RETURN OF CAPITAL                                                                  --              (.01)              (.16)
                                                                            ----------------     -------------     --------------
TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS                                             (1.08)            (1.38)             (1.15)
                                                                            ----------------     -------------     --------------
LESS CAPITAL CHARGES:
ISSUANCE OF COMMON SHARES                                                                 --              (.00)              (.03)
ISSUANCE OF PREFERRED SHARES                                                              --              (.00)              (.16)
                                                                            ----------------     -------------     --------------
TOTAL CAPITAL CHARGES                                                                     --              (.00)              (.19)
                                                                            ----------------     -------------     --------------
ANTI-DILUTIVE EFFECT OF ACQUIRING TREASURY SHARES                                         --               .33                 --
                                                                            ----------------     -------------     --------------
COMMON SHARE NET ASSET VALUE, END OF PERIOD                                 $          22.55     $       23.00     $        18.40
                                                                            ----------------     -------------     --------------
COMMON SHARE MARKET VALUE, END OF PERIOD                                    $          19.57     $       20.01     $        17.29
                                                                            ----------------     -------------     --------------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+                                            +4.96%**         +34.44%            +38.13%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+                                               +3.15%**         +24.54%            +23.96%**
RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS, END OF PERIOD (IN MILLIONS)   $           93.7     $        95.6     $         84.3
PREFERRED STOCK, AT LIQUIDATION VALUE ($25,000 PER SHARE
   LIQUIDATION PREFERENCE) (IN MILLIONS)                                    $           42.0     $        42.0     $         42.0
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS#                                                                 6.79%*            1.85%~             1.82%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS++                                                                6.79%*            1.85%~             1.82%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING PREFERRED STOCK DIVIDENDS
   TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                             (3.15%)*           4.23%~             6.00%*
RATIO OF PREFERRED STOCK DIVIDENDS TO AVERAGE NET ASSETS
   APPLICABLE TO COMMON SHAREHOLDERS                                                    1.11%              .61%               .44%*
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING PREFERRED
   STOCK DIVIDENDS TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS                                                                 (4.26%)*           3.62%~             5.56%*
PORTFOLIO TURNOVER RATE                                                                    2%                5%                14%
ASSET COVERAGE PER SHARE OF PREFERRED STOCK, END OF PERIOD@                 $         80,799     $      81,907     $       75,165

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Real Estate Income Fund Inc.

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Total return would have been lower if Management had not waived a portion of the investment management and administration fees. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ After waiver of a portion of the investment management and administration fees. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

                 SIX MONTHS ENDED             YEAR ENDED            YEAR ENDED
                        APRIL 30,            OCTOBER 31,           OCTOBER 31,
                             2005                   2004               2003(1)
                             8.01%                  2.50%                 2.36%

(1)   Period from November 29, 2002 to October 31, 2003.

^     The date investment operations commenced.

*     Annualized.

**    Not annualized.

@ Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid dividends on Preferred Shares) from the Fund's total assets and dividing by the number of Preferred Shares outstanding.

++ Expense ratios do not include the effect of dividend payments to preferred shareholders. Income ratios include income earned on assets attributable to Preferred Shares.

~ Prior to November 1, 2003, the Fund recorded the accrual of the net interest income or expense expected to be received or paid at interim settlement dates as a net payable or receivable for swap contracts and actual amounts paid as net interest income or expense on swap contracts. As a result of SEC staff guidance relating to the application of FASB Statement No 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, to registered investment companies, effective November 1, 2003, periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. Accordingly, for the year ended October 31, 2004, the per share amounts and ratios shown decreased or increased as follows:

                                                                                        YEAR ENDED
                                                                                       OCTOBER 31,
                                                                                              2004
Net Investment Income                                                                          .14
Net Gains or Losses in Securities (both realized and unrealized)                              (.14)
Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders               (.67)
Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders                 (.67)
Ratio of Net Investment Income (Loss) Excluding Preferred Stock Dividends to Average
   Net Assets Applicable to Common Shareholders                                                .67%
Ratio of Net Investment Income (Loss) Including Preferred Stock Dividends to Average
   Net Assets Applicable to Common Shareholders                                                .67%

CENTS The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

DIVIDEND REINVESTMENT PLAN

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Dividend Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the dividend payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the PRO RATA expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their PRO RATA share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Agent will cause a certificate or certificates for the number of Shares held for each Participant under the Plan to be delivered to the Participant (or if the Shares are not then in certificated form, will cause the Shares to be transferred to the Participant) without charge.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

DIRECTORY

          INVESTMENT MANAGER AND ADMINISTRATOR         STOCK TRANSFER AGENT
          Neuberger Berman Management Inc.             Bank of New York
          605 Third Avenue 2nd Floor                   101 Barclay Street, 11-E
          New York, NY 10158-0180                      New York, NY 10286
          877.461.1899 or 212.476.8800
                                                       LEGAL COUNSEL
          SUB-ADVISER                                  Kirkpatrick & Lockhart Nicholson Graham LLP
          Neuberger Berman, LLC                        1800 Massachusetts Avenue, NW
          605 Third Avenue                             2nd Floor
          New York, NY 10158-3698                      Washington, DC 20036-1221

          CUSTODIAN                                    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          State Street Bank and Trust Company          Ernst & Young LLP
          225 Franklin Street                          200 Clarendon Street
          Boston, MA 02110                             Boston, MA 02116

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Fund's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

REPORT OF VOTES OF SHAREHOLDERS

An annual meeting of shareholders of Neuberger Berman Real Estate Income Fund Inc. was held on March 8, 2005. Shareholders voted on the following matter: (1) To elect five Class III Directors (one of which is to be elected only by holders of the Fund's preferred stock) to serve until the annual meeting of stockholders in 2008, or until their successors are elected and qualified. Class I and II Directors continue to hold office until the annual meeting in 2006 and 2007, respectively.

Proposal 1 - To elect five Class III Directors (one of which is to be elected only by holders of the Fund's preferred stock) to serve until the annual meeting of stockholders in 2008.

Common and Preferred Shares

                                                          VOTES                VOTES                                  BROKER
                                  VOTES FOR              AGAINST             WITHHELD              ABSTENTIONS       NON-VOTES
Robert A. Kavesh                3,204,178.000               -               729,166.000                 -                -
Edward I. O'Brien               3,208,066.000               -               725,278.000                 -                -
William E. Rulon                3,210,199.000               -               723,145.000                 -                -
Candace L. Straight             3,210,531.000               -               722,813.000                 -                -

Preferred Shares

                                                          VOTES                VOTES                                  BROKER
                                  VOTES FOR              AGAINST             WITHHELD              ABSTENTIONS       NON-VOTES
Howard A. Mileaf                  1,041.000                 -                 21.000                    -                -

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
INTERNAL SALES & SHAREHOLDER SERVICES
877.461.1899

www.nb.com

[RECYCLED SYMBOL]
D0122 06/05

ITEM 2. CODE OF ETHICS

The Board of Directors ("Board") of Neuberger Berman Real Estate Income Fund Inc. ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to the Registrant's Form N-CSR filed on January 9, 2004. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Registrant's audit committee financial expert is John Cannon. Mr. Cannon is an independent director as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Only required in the annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Only required in the annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Only required in the annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Only required in the annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

This table shows the purchases by or on behalf of the Registrant or affiliated purchasers of the Registrant of any class of the Registrant's equity securities that is registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

--------------------------------------------------------------------------------
Period                (a)            (b)            (c)            (d)
                      Total Number   Average Price  Total Number   Maximum
                      of Shares (or  Paid Per       of Shares (or  Number (or
                      Units)         Share (or      Units)         Approximate
                      Purchased      Unit)          Purchased as   Dollar Value)
                                                    Part of        of Shares (or
                                                    Publicly       Units) that
                                                    Announced      May Yet Be
                                                    Plans or       Purchased
                                                    Programs       Under the
                                                                   Plans or
                                                                   Programs
--------------------------------------------------------------------------------
Month #1              561,401.374*   $20.00
(November 1, 2004 to
November 30, 2004)
--------------------------------------------------------------------------------
Month #2
(December 1, 2004 to
December 31, 2004)
--------------------------------------------------------------------------------
Month #3
(January 1, 2005 to
January 31, 2005)
--------------------------------------------------------------------------------
Month #4
(February 1, 2005 to
February 28, 2005)
--------------------------------------------------------------------------------
Month #5
(March 1, 2005 to
March 31, 2005)
--------------------------------------------------------------------------------
Month #6
(April 1, 2005 to
April 30, 2005)
--------------------------------------------------------------------------------
Total                 561,401.374    $20.00
--------------------------------------------------------------------------------
* The shares were purchased not as part of a publicly announced plan or program but pursuant to a tender offer.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) A copy of the Code of Ethics is incorporated by reference to Registrant's Form N-CSR, Investment Company Act file number 811-21334 (filed January 9,
      2004).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(b) The certification required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act is attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Income Fund Inc.


By: /s/ Peter E. Sundman
    --------------------
    Peter E. Sundman
    Chief Executive Officer

Date: June 28, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By: /s/ Peter E. Sundman
    --------------------
    Peter E. Sundman
    Chief Executive Officer

Date: June 28, 2005



By: /s/ John McGovern
    -----------------
    John McGovern
    Treasurer and Principal Financial
    and Accounting Officer

Date: June 28, 2005